Exhibit 10.2

Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by

CDI China, Inc.

(Party A)

And

Yuwei Huang, Xumin Cui

(Party B)

And

Golden Trust Magnesium Industry Co., Ltd.

(Target Company)

And

Baotou Changxin Magnesium Co., Ltd.

January 12, 2011

This amendment (the “Amendment”) was entered by and between the following parties on January 12 , 2011 by:
(a)	Party A: CDI China, Inc., a Florida corporation its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“Party A” or “CDII China”);
(b)	Party B: Mr. Yuwei Huang and Xumin Cui (“Party B”), jointly own 27.5% of the total equity of Golden Trust Magnesium Industry Co., Ltd;
(c)
Target Company: Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China (hereinafter referred to as “Golden Trust”).

Authorized Representative: Mr. Kong Tung
Occupation: Chairman and Legal Representative
Nationality: Hong Kong
(d)	Baotou Changxin Magnesium Co., Ltd., a limited liability company established and existing under the laws of China with its registered address at Shiguai District Dafa, Baotou, China.
Authorized Representative of CDII: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Golden Trust (“Target Company”) 27.5% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011.

I.
The clause in regards to the closing date under Section 4.3 of the Original Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in Original Agreement and replace it with:

4.3.1 Closing:   The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

II.
If there is dispute between this Amendment and the Original Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

III.	This Amendment shall have eight copies of the same format, each party holds two copies.

IN WITNESS WHEREOF, the parties signed this agreement dated above.

Party A: CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:

Party B: Yuwei Huang and Xumin Cui
Signature: /s/ Yuwei Huang                                               /s/ Xumin Cui
Printed Name: Yuwei Huang                                                           Xumin Cui
English Name:
Title:
Nationality:

Target Company: Golden Trust Magnesium Industry Co., Ltd.
Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title:
Nationality:

Baotou Changxin Magnesium Co., Ltd.
Signature: /s/ James (Yuejian) Wang
Printed Name:  James (Yuejian) Wang
English Name:
Title:
Nationality:

Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality: